          As filed with the Securities and Exchange Commission on March 3, 2000.


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                            event reported) March 3,
                              2000 (March 3, 2000)



                                  MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


         New Jersey                 0-19312              22-2822175
  (State of other jurisdiction     (Commission         (IRS Employer
      of incorporation)             File Number)     Identification No.)



              707 State Road, Ste. 206, Princeton, N.J. 08540-1437
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (609) 430-2880


                                 Not Applicable
          (Former name or former address, if changed since last report)
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                                  MEDAREX, INC.
                                TABLE OF CONTENTS
                                       FOR
                           CURRENT REPORT ON FORM 8-K



Item 5.       Other Events................................................... 3

Item 7.       Financial Statements and Exhibits.............................. 3

Signature     ................................................................4

Item 5. Other Events.

     On March 3, 2000, Medarex, Inc., a New Jersey corporation (the "Company"), announced the public offering of 2,086,265 shares of Common Stock at a price of $172.00 per share. Following the offering, the Company will have approximately
34.75 million shares of Common Stock outstanding, assuming no exercise of the underwriters' 312,939 share over-allotment option. The shares were offered by an underwriting group led by Morgan Stanley Dean Witter, Chase H&Q, Dain Rauscher Wessels, and Warburg Dillon Read LLC.

     The press release with respect to this transaction is filed herewith as
Exhibit 99.1.

     This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended, which represent the Company's expectations or beliefs concerning future events. Forward-looking statements involve known and unknown risks and uncertainties and are indicated by words such as "anticipates", "expects", "believes", "plans", "could" and similar words and phrases. These risks and uncertainties include, but are not limited to, uncertainties in obtaining and maintaining regulatory approval, market acceptance of and continuing demand for the Company's products, the impact of competitive products and pricing, the Company's ability to obtain additional financing to support its operations, the continuation of business partnerships, the progress of ongoing clinical trials, development of new business opportunities and other risks that may be detailed from time to time in the Company's periodic reports and registration statements filed with the Securities and Exchange Commission.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit
Number              Description of Exhibit
--------            ----------------------

99.1                Press release dated March 3, 2000.

                                       3
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MEDAREX, INC.
                                                  Registrant


           Date:   March 3, 2000                 By:/s/ Donald L. Drakeman
                                                    ----------------------
                                                 Donald L. Drakeman
                                                 President and Chief Executive
                                                 Officer

                                       4
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                                  EXHIBIT INDEX



Exhibit                                                        Page
Number                     Description                        Number
------                     -----------                        ------
 99.1             Press release dated March 3, 2000.



                                       5